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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 6, 2004 (February 6, 2004)
(Date of Report (date of earliest event reported))

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)

9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

(212) 413-1800
(Registrant's telephone number, including area code)

None
(Former name or former address if changed since last report)

Item 5. Other Events

        EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

        On February 6, 2004, we announced that we will record a one-time tax benefit of $0.09-$0.11 per share related to the transaction with Trilegiant Corporation announced on January 30. Trilegiant will now be able to realize a net operating loss for tax purposes, the benefit of which will be included in our results in connection with Trilegiant's consolidation under Financial Interpretation Number 46. As a result, we increased our projections for first quarter and full year 2004 earnings per share from continuing operations to $0.37 - $0.38 and $1.65 - $1.72, respectively.

        The potential for this tax benefit was previously disclosed in our fourth quarter 2003 earnings release on February 4, 2004. There is no impact on our cash flow as a result of this tax benefit.

        A copy of the press release announcing that we will record this tax benefit is attached as Exhibit 99 to this Form 8-K and is incorporated by reference herein.

        Statements about future results made herein, including the projections, and the statements contained in the exhibit attached hereto constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. We caution that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in our Form 10-Q for the period ended September 30, 2003. Such forward-looking statements include projections. Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Cendant or its affiliates. In addition, such projections are based upon many estimates and are inherently subject to significant economic, competitive and other uncertainties and contingencies, including but not limited to the impact of war or terrorism, which are beyond the control of management of Cendant and its affiliates. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Cendant or its affiliates that the projections will prove to be correct.

Item 7. Exhibits

        See Exhibit Index

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION

	By:	/s/ ERIC BOCK Eric J. Bock Executive Vice President—Law and Corporate Secretary

Date: February 6, 2004

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated February 6, 2004 (February 6, 2004)

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release issued by Cendant Corporation on February 6, 2004.

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  Item 5. Other Events
  Item 7. Exhibits
SIGNATURE
CENDANT CORPORATION CURRENT REPORT ON FORM 8-K Report Dated February 6, 2004 (February 6, 2004)
EXHIBIT INDEX